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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            --------------------

                                  FORM 8-K
                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - JULY 14, 1999
                     (Date of earliest event reported)


                             ALLIEDSIGNAL INC.
           (Exact name of Registrant as specified in its Charter)

      DELAWARE                  1-8974                    22-2640650
   (State or other      (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                   Identification Number)
   incorporation)



101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY           07962-2497
(Address of principal executive offices)                           (Zip Code)

     Registrant's telephone number, including area code: (973) 455-2000




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
ITEM 5.   OTHER EVENTS.

Results of Operations for Three-Month and Six-Month Periods Ended June 30, 1999
-------------------------------------------------------------------------------

     AlliedSignal Inc. issued a press release on July 14, 1999 reporting the following results of operations for the three-month and six-month periods ended June 30, 1999:

                                      AlliedSignal Inc.
                        Consolidated Statement of Income (Unaudited)
                            (In millions except per share amounts)

                                                     Three months                  Six months
                                                     ended June 30               ended June 30
                                                     -------------               -------------

                                                 1999             1998         1999          1998
                                               ---------        ---------    ---------     ---------

Net sales                                        $3,818           $3,869       $7,414        $7,515
                                               --------         --------     --------      --------

Cost of goods sold                                3,045   (A)      2,949        5,754 (A)     5,758
Selling, general and administrative expenses        418              406          799           804
                                               --------         --------     --------      --------

     Total costs and expenses                     3,463            3,355        6,553         6,562
                                               --------         --------     --------      --------

Income from operations                              355              514          861           953
Equity in income of affiliated companies           (16)   (A)         29          (4) (A)        63
Other income (expense)                              277   (B)         --          292 (B)       (1)
Interest and other financial charges               (30)             (32)         (74)          (66)
                                               --------         --------     --------      --------

Income before taxes on income                       586              511        1,075           949
Taxes on income                                     186              161          340           299
                                               --------         --------     --------      --------

Net income                                         $400             $350         $735          $650
                                               ========         ========     ========      ========
Earnings per share of common stock -
     basic                                        $0.72            $0.62        $1.33         $1.15
                                               ========         ========     ========      ========
Earnings per share of common stock -
     assuming dilution                            $0.71            $0.61        $1.30         $1.13
                                               ========         ========     ========      ========
Weighted average number of shares
     outstanding - basic                            552              563          554           564
                                               ========         ========     ========      ========
Weighted average number of shares
     outstanding - assuming dilution                565              577          567           578
                                               ========         ========     ========      ========

(A) Cost of goods sold includes a provision of $222 million for repositioning and other charges. A charge of $36 million relating to the writedown of an equity investment is included in equity in income of affiliated companies. Total pretax repositioning and other charges were $258 million (after-tax $156 million, or $0.28 per share).

(B) Includes the pretax gain of $268 million (after-tax $161 million, or $0.29 per share) on the sale of our investment in AMP common stock.

                                         AlliedSignal Inc.
                                           Segment Data
                                       (Dollars in Millions)

                                    Three months ended June 30

                                                                                  Income From
                                                    Net Sales                     Operations
                                           ----------------------------        ------------------
                                                1999            1998            1999       1998
                                           -------------     ----------        ------   ---------

Aerospace Systems                                $1,202         $1,204          $245        $201

Specialty Chemicals & Electronic Solutions          517            589            75         112

Turbine Technologies                              1,002            921           177         103

Performance Polymers                                469            531            70          92

Transportation Products                             615            609            47          35
                                          -------------     ----------        ------   ---------
     Total Businesses                             3,805          3,854           614         543

Corporate & Unallocated                              13             15          (37)        (29)

Other (A)                                            --             --         (222)          --
                                          -------------     ----------        ------   ---------

                                                 $3,818         $3,869          $355        $514
Total                                     =============     ==========        ======   =========




                                    Six months ended June 30
                                    ------------------------
                                                                                  Income From
                                                    Net Sales                     Operations
                                           ----------------------------        ------------------
                                                1999            1998            1999       1998
                                           -------------     ----------        ------   ---------

Aerospace Systems                                $2,352         $2,334          $450        $396

Specialty Chemicals & Electronic Solutions        1,045          1,187           160         211

Turbine Technologies                              1,865          1,741           311         191

Performance Polymers                                924          1,058           134         165

Transportation Products                           1,208          1,155            90          51
                                          -------------     ----------        ------   ---------

     Total Businesses                             7,394          7,475         1,145       1,014

Corporate & Unallocated                              20             40          (62)        (61)

Other (A)                                            --             --         (222)          --
                                          -------------     ----------        ------   ---------

                                                 $7,414         $7,515          $861        $953
Total                                     =============     ==========        ======   =========


(A) Other represents the provision for repositioning and other charges.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 16, 1999                       AlliedSignal Inc.
                                          (Registrant)

                                          By:  /s/ Peter M. Kreindler
                                              ------------------------------
                                              Peter M. Kreindler
                                              Senior Vice President,
                                              General Counsel and Secretary